SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K



                                 CURRENT REPORT



                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934



                                 April 21, 2004
                ------------------------------------------------
                Date of Report (date of earliest event reported)



                              CET SERVICES, INC.
            ----------------------------------------------------
            Exact name of registrant as specified in its charter



         California                1-13852                33-0285964
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



                   7032 South Revere Parkway,  Englewood, CO  80112
            ----------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code


                               (720) 875-9115
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code













ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On April 21, 2004, CET Sevices, Inc. (the "Company") engaged Gelfond Hochstadt Pangburn, P.C. to serve as the Company's independent accountants. Also on April 21, 2004, Grant Thornton LLP was dismissed as the Company's independent accountants. The decision to engage Gelfond Hochstadt Pangburn, P.C. was recommended by the Audit Committee and approved by the Company's Board of Directors.

     The report of Grant Thornton LLP on the Company's consolidated financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2003 and 2002 and the subsequent periods preceding the decision to change independent accountants, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or other reportable event (of the type described in Item 304 (a) (1) (B) of Regulation S-B), which disagreement(s), if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the fiscal years ended December 31, 2003 and 2002 and the subsequent periods prior to engaging, neither the Company nor anyone on its behalf consulted Gelfond Hochstadt Pangburn, P.C. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Gelfond Hochstadt Pangburn, P.C.

     The Company provided a copy of the disclosures contained herein to Grant Thornton LLP and requested that they provide a letter, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made herein, and, if not, stating the respects in which it does not agree. That letter is filed herewith as Exhibit 16.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          16 - Letter from Grant Thornton LLP


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CET SERVICES, INC.



Dated:  April 26, 2004                By:/s/ Steven H. Davis
                                         Steven H. Davis, President